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                                                                    EXHIBIT 99.1


                              FOR IMMEDIATE RELEASE


Contact:         Mariner Health Care, Inc.
                 Boyd Gentry
                 Senior Vice President and Treasurer
                 678-443-6872

                  MARINER HEALTH CARE ANNOUNCES DIVESTITURE OF
                  SEVEN FLORIDA AND THREE LOUISIANA FACILITIES

ATLANTA, GEORGIA - December 2, 2003 - Mariner Health Care, Inc. ("Mariner") (OTCBB: MHCA) announced today that it completed the previously announced termination of capital leases associated with seven skilled nursing facilities located in Florida effective as of November 30, 2003. These seven skilled nursing facilities had 840 licensed beds. The termination of these leases eliminates approximately $30.1 million in capital lease indebtedness from Mariner's balance sheet.

As previously contemplated, Mariner ceased operating three skilled nursing facilities located in Louisiana as of November 30, 2003, two of which were subject to leases that we did not renew, and one of which was sold for $5.0 million. These divested facilities had 683 licensed beds.

Including these transactions, since September 30, 2003 Mariner has sold 19 skilled nursing facilities and terminated operating and capital leases with respect to an additional ten skilled nursing facilities in Florida and Louisiana. These 29 skilled nursing facilities previously operated by Mariner contained 3,908 beds. The 19 owned skilled nursing facilities were sold for gross proceeds of $35,813 per bed. This represents the divestiture or termination of 26 of the 27 skilled nursing facilities Mariner operated in Florida and all three skilled nursing facilities operated in Louisiana as of September 30, 2003.

Mariner is headquartered in Atlanta, Georgia and certain of its subsidiaries and affiliates own and/or operate approximately 256 skilled nursing and eight assisted living facilities as well as 12 long-term acute care hospitals representing approximately 32,000 beds across the country.

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Certain statements in this press release may constitute "forward-looking"
statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that


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may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2002 on Form 10-K and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

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